                                                                   EXHIBIT 4.3.4

                                                                       VERSION A
                                                                       ---------

================================================================================

                      ASSET BACKED SECURITIES CORPORATION,
                                   Depositor


                            [MASTER SERVICER NAME],
                                Master Servicer

                                      and

                                [TRUSTEE NAME],
                                    Trustee



               -------------------------------------------------
                              REFERENCE AGREEMENT

                           incorporating by reference

                     CERTAIN STANDARD TERMS AND CONDITIONS
                            OF POOLING AND SERVICING

                        Dated as of [        ], 199[  ]
               -------------------------------------------------


             Conduit Mortgage Pass-Through Certificates, Series ___
                            [___]% Pass-Through Rate

================================================================================

                               TABLE OF CONTENTS
                               -----------------

Section                                                                      Page
- -------                                                                      ----

                                  ARTICLE XI

                            CONVEYANCE OF TRUST FUND;
                         DESCRIPTION OF THE CERTIFICATES


SECTION 11.01.  Designation...................................................1
                -----------
SECTION 11.02.  Conveyance of Trust Fund; Issuance of Certificates............2
                --------------------------------------------------
SECTION 11.03.  Delivery of Documents.........................................2
                ---------------------
SECTION 11.04.  Denominations.................................................5
                -------------
SECTION 11.05.  Principal Balance.............................................5
                -----------------
SECTION 11.06.  Distributions on the Certificates.............................6
                ---------------------------------
SECTION 11.07.  Place and Notice for Final Distribution on Certificates.......6
                -------------------------------------------------------
SECTION 11.08.  Pass-Through Rate.............................................6
                -----------------
SECTION 11.09.  Distribution Dates............................................6
                ------------------
SECTION 11.10.  Record Dates..................................................6
                ------------
SECTION 11.11.  Mortgage Loans................................................6
                --------------
SECTION 11.12.  Forms Generally...............................................6
                ---------------
SECTION 11.13.  Termination at Option of the Depositor........................7
                --------------------------------------
SECTION 11.14.  Substitution..................................................7
                ------------
SECTION 11.15.  Wire Transfer Eligibility.....................................7
                -------------------------
SECTION 11.16.  Required Rating...............................................7
                ---------------
SECTION 11.17.  Pool Insurance Policy.........................................7
                ---------------------
SECTION 11.18.  Special Hazard Insurance Policy...............................7
                -------------------------------
SECTION 11.19.  Mortgagor Bankruptcy Bond.....................................8
                -------------------------
SECTION 11.20.  Performance Bond..............................................8
                ----------------
SECTION 11.21.  Warranty and Servicing Agreements.............................8
                ---------------------------------
SECTION 11.22.  Custodial Agreements..........................................8
                --------------------
SECTION 11.23.  Retained Yield; Administrative Fee; Servicing Compensation....8
                ----------------------------------------------------------
SECTION 11.24.  Cut-off Date..................................................8
                ------------
SECTION 11.25.  Certificate Registrar.........................................8
                ---------------------
SECTION 11.26.  Authenticating Agent..........................................9
                --------------------
SECTION 11.27.  Paying Agent..................................................9
                ------------
SECTION 11.28.  Applicability of Certain Provisions of Standard Terms.........9
                -----------------------------------------------------

                                     ARTICLE XII

                                     DEFINITIONS

Administrative Fee............................................................9
- ------------------
Agreement.....................................................................9
- ---------
Authenticating Account........................................................9
- ----------------------


Certificate....................................................................9
- -----------
Certificate Registrar..........................................................9
- --------------------
Certificateholder..............................................................9
- -----------------
Deleted Mortgage Loan..........................................................9
- ---------------------
Delivery Date..................................................................9
- -------------
Denomination..................................................................10
- ------------
Distribution Date.............................................................10
- -----------------
Due Date......................................................................10
- --------
Insurance Policy..............................................................10
- ----------------
Insurer.......................................................................10
- -------
Mortgage Loans................................................................10
- --------------
Mortgage Loan Schedule........................................................10
- ----------------------
Mortgage Rate.................................................................10
- -------------
Optional Termination..........................................................10
- --------------------
Optional Termination Date.....................................................10
- -------------------------
Pass-Through Rate.............................................................10
- -----------------
Performance Bond..............................................................10
- ----------------
Pool Insurance Policy.........................................................10
- ---------------------
Repurchase Price..............................................................10
- ----------------
Retained Yield................................................................11
- --------------
Single Certificate............................................................11
- ------------------
Special Hazard Insurance Policy...............................................11
- -------------------------------
Special Hazard Insurer........................................................11
- ----------------------
Substitute Mortgage Loan......................................................11
- ------------------------
Trust Fund....................................................................11
- ----------
Voting Rights.................................................................11
- -------------


                                 ARTICLE XIII

                          PAYMENTS AND STATEMENTS TO
                              CERTIFICATEHOLDERS


SECTION 13.01.  Certificate Account...........................................12
                -------------------
SECTION 13.02.  Distributions.................................................12
                -------------
SECTION 13.03.  Monthly Statements to Certificateholders......................12
                ----------------------------------------

                                 ARTICLE XIV

                             OPTIONAL TERMINATION
SECTION 14.01.  Repurchase at the Option of the Depositor.....................13
                -----------------------------------------
SECTION 14.02.  Procedure Upon Optional Termination...........................14
                -----------------------------------

                                 ARTICLE XV

                                 MISCELLANEOUS

SECTION 15.01.  Standard Terms................................................15
                --------------
SECTION 15.02.  Ratification of Standard Terms................................15
                ------------------------------
SECTION 15.03.  Amendment.....................................................15
                ---------
SECTION 15.04.  Counterparts..................................................16
                ------------
SECTION 15.05.  Governing Law.................................................16
                -------------
SECTION 15.06.  Recordation of Agreement......................................16
                ------------------------
SECTION 15.07.  Severability of Provisions....................................16
                --------------------------

     REFERENCE AGREEMENT, dated as of _______________, 19__, by and among ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as Depositor (the
"Depositor"), [MASTER SERVICER NAME], a [        ] corporation, as master
servicer (the "Master Servicer"), and [TRUSTEE NAME], a [        ] banking
corporation, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee").

                             PRELIMINARY STATEMENT

     The Depositor has duly authorized the execution and delivery of this Reference Agreement and the incorporation herein, to the extent permitted herein, of the Standard Terms and Provisions of Pooling and Servicing (the "Standard Terms") attached hereto, to provide for the issuance of its Conduit Mortgage Pass-Through Certificates, Series, issued as provided herein and delivered by the Trustee to the Depositor, as provided hereunder. The Reference Agreement, incorporating the Standard Terms, is sometimes referred to herein as the Agreement. All references herein to Sections or Articles of the Agreement shall be construed to mean Sections or Articles of this Reference Agreement or of the Standard Terms as the Section numbers and context may require, and capitalized terms used herein shall have the meanings ascribed to them in the Standard Terms or the Reference Agreement. The Depositor is the owner of the Mortgage Loans (as hereinafter defined) and the other property being conveyed by it to the Trustee as part of the Trust Fund (as hereinafter defined) and has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund. All covenants and agreements made by the Depositor herein and in the Standard Terms are for the benefit and security of the Certificateholders. The Depositor is entering into this Reference Agreement and the Standard Terms, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.


                         W I T N E S S E T H   T H A T:

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE XI

                           CONVEYANCE OF TRUST FUND;
                        DESCRIPTION OF THE CERTIFICATES

SECTION 11.01.  Designation.
                -----------

     The Certificates shall be designated generally as the Conduit Mortgage Pass-Through Certificates, Series ______, ______% Pass-Through Rate (the "Certificates").

SECTION 11.02.  Conveyance of Trust Fund; Issuance of Certificates.
                --------------------------------------------------

     In exchange for the Certificates, the Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee, without recourse, for the benefit of all present and future Holders of the Certificates, all of the Depositor's right, title and interest (other than with respect to any Retained Yield specified in Section 11.22) in and to (a) the Mortgage Loans listed in Schedule I to this Agreement, which the Depositor causes to be delivered to the Trustee, together with the Mortgage Files relating to the Mortgage Loans and the other property in respect of such Mortgage Loans, as specified in Section 2.01, and the proceeds thereof payable after the Cut-off Date, net of any amounts payable to the Servicer, the Master Servicer and the Depositor in accordance with the provisions of the Standard Terms, (b) property that secured a Mortgage Loan and has been acquired by foreclosure or deed in lieu of foreclosure, (c) the Performance Bond and the proceeds thereof, as provided in Section 3.17, (d) the Depositor's rights under the Warranty and Servicing Agreements with respect to the Mortgage Loans, (e) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Servicers, the Master Servicer and the Depositor, as provided in Sections 3.18 and 3.19, and net of any Retained Yield and Administrative Fee payable to the Depositor, as specified in Sections 3.19 and 11.22, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

     The Trustee acknowledges the transfer and assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it (or, with respect to Mortgage Loans subject to a Custodial Agreement, to the respective Custodian on its behalf) and the other property included in the Trust Fund, all to the extent provided above and in Section 2.01, and, concurrently with such delivery, has delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates duly authenticated and duly executed by the Trustee in authorized Denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certifi cates and to perform the duties set forth herein and in the Standard Terms to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

SECTION 11.03.  Delivery of Documents.
                ---------------------

     In connection with the foregoing conveyance, the creation of the Trust Fund and the issuance of the Certificates pursuant to Sections 11.02 and 2.01, the Depositor hereby delivers to and/or deposits with the Trustee the following documents, instruments and property related to the Certificates:

     (1)   Opinion of Counsel.  Opinion(s) of Counsel (in which such counsel is
           ------------------
entitled to rely upon certificates, opinions or representations as to matters of fact by Authorized Officers of the Depositor or the Trustee and governmental officials and, as to matters involving the laws of any state other than the state in which such counsel is admitted to practice, upon an Opinion of Counsel satisfactory to the Trustee) addressed to the Trustee to the effect that:

           (a) the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power to own its properties, to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

           (b) assuming due execution and delivery thereof by the Trustee, this Agreement, as executed and delivered by the Depositor, is the valid, legal and binding obligation of the Depositor, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity;

           (c) the Certificates, assuming that they have been duly and validly authorized, executed, delivered and issued by the Trustee, will, when authenticated by the Certificate Registrar pursuant to this Agreement and delivered to or upon the order of the Depositor, be valid, legal and binding instruments, entitled to the benefits of this Agreement;

           (d) immediately prior to the conveyance thereof to the Trustee, the Depositor had the corporate power and authority to convey the Mortgage Loans and other property included in the Trust Fund to the Trustee pursuant to this Agreement;

           (e) such action has been taken with respect to delivery of possession of the Mortgage Loans and other property included in the Trust Fund on the Delivery Date and with respect to the execution and delivery of all requisite documents as is necessary to make effective the conveyance of such property to the Trustee, with either the details of such action recited therein, or the absence of any such action being necessary to make such conveyance effective stated therein;

           (f) the Depositor has effectively conveyed to the Trustee all of its right, title and interest in and to the Mortgage Loans and other property included in the Trust Fund on the Delivery Date;

           (g) this Agreement is not required to be qualified under the Trust Indenture Act of 1939; the Trust Fund created by this Agreement is not required to be registered under the Investment Company Act of 1940, as amended; the Registration Statement is effective under the Securities Act of 1933, as amended (the "Securities Act"), and to the best of such counsel's knowledge, no stop order suspending such effectiveness has been issued;

           (h) no consent, approval, authorization or order of any state or Federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in connection with the acquisition of Certificates and such other approvals as have been obtained; and

           (i) the issue and sale of the Certificates and the fulfillment of the terms of this Agreement will not conflict with or result in a breach or violation of, any term or provi sion of, or constitute a default under, the certificate of incorporation or by-laws of the Depositor, or, to the knowledge of such counsel, any indenture or other agreement or in strument to which the Depositor is a party or by which it is bound, or any statute or regulation applicable to the Depositor or, to the knowledge of such counsel, any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor.

        (2) The Mortgage Loans. The Mortgage Loans included in the Trust Fund,
            ------------------
in the manner specified in Section 2.01.

        (3) Mortgagor Bankruptcy Bond, Performance Bond, Special Hazard
            -----------------------------------------------------------
Insurance Policy and Pool Insurance Policy. The Mortgagor Bankruptcy Bond, the
- ------------------------------------------
Performance Bond, the Special Hazard Insurance Policy and the Pool Insurance Policy.

        (4) Officers' Certificate of Insurers. An Officers' Certificate of the
            ---------------------------------
Pool Insurer, to the effect that the Pool Insurance Policy is in full force and effect, subject to its terms and conditions, with respect to the Mortgage Loans specified in such Officers' Certificate, an Officers' Certificate of the Special Hazard Insurer and of the issuer of the Mortgagor Bankruptcy Bond, to the effect that the Insurance Policy issued by such Insurer is in full force and effect, subject to its terms and conditions, with respect to the Mortgage Loans and an Officers' Certificate of the issuer of the Performance Bond to the effect that the Performance Bond is in full force and effect with respect to the obligations of the Master Servicer under this Agreement.

        (5) Opinion of Counsel for Insurers. An Opinion of Counsel for each
            -------------------------------
Insurer dated the Delivery Date, to the effect that:

           (a) the Insurer is duly organized, validly existing under the laws of the state of its incorporation, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated by the Insurance Policy issued by such Insurer legally requires such qualification, and has the power and authority (corporate and other) to issue, and to take all action required of it under, such Insurance Policy;

           (b) the execution, delivery and performance by the Insurer of the Insurance Policy issued by such Insurer has been duly authorized by all necessary corporate action on the part of the Insurer, and under present law does not and will not contravene any law or governmental regulation or order presently binding on the Insurer or the charter or the by-laws of the Insurer or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Insurer is a party or by which the Insurer is bound;

           (c) the execution, delivery and performance by the Insurer of the Insurance policy issued by such Insurer does not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any federal, state or other governmental agency or authority that has not previously been effected; and

           (d) the Insurance Policy issued by such Insurer has been duly issued and constitutes a legal, valid and binding agreement of the Insurer, enforceable against the Insurer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insol vency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

        (7) Opinion of Counsel to the Master Servicer. An Opinion of Counsel to
            -----------------------------------------
the Master Servicer, dated not later than the date of the Delivery Date, to the effect that:

           (a) the Master Servicer is a duly organized and validly existing corporation in good standing under the laws of the State of [ ]; the Master Servicer is duly qualified to do business as a foreign corporation in and is in good standing under the laws of each jurisdiction where the nature of its operations as contemplated by this Agreement requires such qualification;

           (b) the Master Servicer has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of the Master Servicer and (i) do not conflict with or result in, or will not conflict with or result in, a breach of the certificate of incorporation or by-laws of the Master Servicer, or, to such counsel's knowledge, any of the provisions of any indenture, mortgage, contract or other instrument to which the Master Servicer is a party or by which it is bound or (ii) do not result in the creation or imposition of any lien, charge or encum brance upon any of its property pursuant to the terms of any indenture, mortgage, contract or other instruments; and

           (c) this Agreement constitutes a legal, valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and to principles of equity.

SECTION 11.04.  Denominations.
                -------------

     A Single Certificate will be issued in a minimum Denomination of $_________________. The Certificates will be issued in fully registered form only in minimum Denominations of $________________ and integral multiples thereof [and one Certificate may be issued in such denomination as may be necessary to represent the remainder of the Principal Balance of the Mortgage Loans on the Cut-off Date.]

SECTION 11.05. Principal Balance.
               -----------------

     The Principal Balance of the Mortgage Loans on the Cut-Off Date, exclusive of principal payments due and payable on such date, is $______________.

SECTION 11.06.  Distributions on the Certificates.
                ---------------------------------

     On each Distribution Date, the Master Servicer shall make distributions to the Certificateholders in the amounts and in the manner specified in Article XIII and in the forms of the Certificates.

SECTION 11.07.  Place and Notice for Final Distribution on Certificates.
                -------------------------------------------------------

      (a) The final distribution made on each Certificate on any Distribution Date shall be distributable upon presentation and surrender thereof at the office or agency of the Master Servicer maintained for such purpose in the Borough of Manhattan, City and State of New York pursuant to
Section 5.02.

      (b) Notice of final distribution on any Certificate on any Distribution Date or Optional Termination Date shall be mailed no later than the tenth day prior to the applicable Distribution Date or Optional Termination Date.

SECTION 11.08.  Pass-Through Rate.
                -----------------

            The Pass-Through Rate is ________%.

SECTION 11.09.  Distribution Dates.
                ------------------

     The Distribution Dates for the Certificates are the [ ]th day of each month, or, if such day is not a Business Day, the next succeeding Business Day,
commencing [        ], 199[  ].

SECTION 11.10.  Record Dates.
                ------------

     The Record Date for each Distribution Date will be the close of business on the last day of the month preceding the month in which the applicable Distribution Date occurs or, if such day is not a Business Day, the next preceding Business Day.

SECTION 11.11.  Mortgage Loans.
                --------------

     The Mortgage Loans transferred and assigned to the Trustee by the Depositor are the Mortgage Loans identified in the Mortgage Loan Schedule attached hereto as Schedule I.


SECTION 11.12.  Forms Generally.
                ---------------

     The Certificates and the Certificate Registrar's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the judgment of the Master Servicer, the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

     The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

SECTION 11.13.  Termination at Option of the Depositor.
                --------------------------------------

     The Depositor may, at its option, repurchase from the Trust Fund all Mortgage Loans remaining outstanding on any Distribution Date on or after the date on which the Principal Balance of such Mortgage Loans is less than [10%] of the Principal Balance of the Mortgage Loans on the Cut-off Date in the manner and at the Repurchase Price provided in Article XIV.

SECTION 11.14.  Substitution.
                ------------

     The Depositor or the Servicer of a Mortgage Loan may substitute for such Mortgage Loan a Substitute Mortgage Loan or Loans, pursuant to Section 2.02,
2.04 or 2.05, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04.

SECTION 11.15.  Wire Transfer Eligibility.
                -------------------------

     The minimum Denomination eligible for wire transfer on each Distribution Date is $_______________.

SECTION 11.16.  Required Rating.
                ---------------

     The Certificates shall have been rated [        ] by [        ].

SECTION 11.17.  Pool Insurance Policy.
                ---------------------

          A specimen of the Pool Insurance Policy with respect to the Mortgage Loans, naming the Trustee as loss payee, is attached hereto as Exhibit B. The Pool Insurer is _______________, a _______________ corporation.

SECTION 11.18.  Special Hazard Insurance Policy.
                -------------------------------

          A specimen of the Special Hazard Insurance Policy with respect to the Mortgage Loans, naming the Trustee as loss payee, is attached as Exhibit C hereto. The Special Hazard Insurer is _____________________, a
________________corporation.

SECTION 11.19.  Mortgagor Bankruptcy Bond.
                -------------------------

          A specimen of the Mortgagor Bankruptcy Bond with respect to the Mortgage Loans is attached as Exhibit D hereto. The Mortgagor Bankruptcy Bond has been issued by _____________, a __________________ corporation.

SECTION 11.20.  Performance Bond.
                ----------------

          A specimen of the Performance Bond is attached as Exhibit E hereto. The Performance Bond has been issued by _____________________, a ____________________ corporation.

SECTION 11.21.  Warranty and Servicing Agreements.
                ---------------------------------

          The Warranty and Servicing Agreements with respect to the Mortgage Loans included in the Trust Fund are listed on Schedule II hereto.

SECTION 11.22.  Custodial Agreements.
                --------------------

          The Custodial Agreements with respect to the Mortgage Loans included in the Trust Fund are listed on Schedule III hereto.

SECTION 11.23.  Retained Yield; Administrative Fee; Servicing Compensation.
                ----------------------------------------------------------

          On each Distribution Date, the Master Servicer shall remit to the Depositor, by wire transfer of immediately available funds, from payments of interest and other collections with respect to interest on the Mortgage Loans
deposited in the Certificate Account a Retained Yield equal to [    %] of the
Principal Balance of each Mortgage Loan and an Administrative Fee equal to [
%] of the Principal Balance of each Mortgage Loan as provided in Section 3.19. The Master Servicer shall be entitled to retain an amount in respect of each interest payment on a Mortgage Loan equal to the excess of each interest payment on such Mortgage Loan over the sum of (i) the Retained Yield, (ii) the Administrative Fee and (iii) the Pass-Through Rate, as provided in Section 3.19, and such other amounts as provided in accordance with the provisions of the Standard Terms.

SECTION 11.24.  Cut-off Date.
                ------------

          The Cut-off Date is [        ], 199[  ].

SECTION 11.25.  Certificate Registrar.
                ---------------------

          The Certificate Registrar is the Trustee.

SECTION 11.26.  Authenticating Agent.
                --------------------

          The Authenticating Agent is the Trustee.

SECTION 11.27.  Paying Agent.
                ------------

          The Paying Agent is the Master Servicer.

SECTION 11.28.  Applicability of Certain Provisions of Standard Terms.
                -----------------------------------------------------

          The provisions of Section 2.03(b) shall be applicable to the Certificates; the provisions of Sections 3.24 and 3.26 shall not be applicable to the Certificates.


                                  ARTICLE XII

                                  DEFINITIONS

          Article One of the Standard Terms provides that the meaning of certain defined terms used in this Agreement shall, when applied to a particular Series of Certificates, be as defined herein. With respect to the Certificates, the following definitions shall apply:

          Administrative Fee:  The percentage rate per annum of the Principal
          ------------------
Balance from time to time of each Mortgage Loan that is payable to the Depositor out of each interest payment on a Mortgage Loan as compensation for the performance of duties related to the administration of the Trust Fund, which percentage is set forth in Article XI.

          Agreement:  The Standard Terms and Provisions of Pooling and Servicing
          ---------
together with this Reference Agreement, and all amendments and supplements hereto.

          Authenticating Account:  The authenticating agent specified in
          ----------------------
Section 11.26.

          Certificate:  Any one of the Certificates executed by or on behalf of
          -----------
the Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto.

          Certificate Registrar:  The registrar appointed and identified in
          ---------------------
Section 11.25.

          Certificateholder:  The registered holder of a Certificate.
          -----------------

          Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced by
          ---------------------
a Substitute Mortgage Loan.

          Delivery Date: [        ], 199[  ].
          -------------

          Denomination:  For each Certificate, the amount designated as such on
          ------------
the face thereof, the aggregate of the Denominations of the Certificates being equal to the aggregate of the Principal Balances of the Mortgage Loans on the Cut-off Date, exclusive of principal payments due and payable on such date.

          Distribution Date:  The [  ]th day of each month, or if such day is
          -----------------
not a Business Day, the Business Day immediately following such day, commencing
[        ], 199[  ].

          Due Date:  The first day of the month, in which the related
          --------
Distribution Date occurs.

          Insurance Policy:  Any one of the Pool Insurance Policy, Special
          ----------------
Hazard Insurance Policy, Mortgagor Bankruptcy Bond and the Performance Bond.

          Insurer:  Any one of the Pool Insurer, the Special Hazard Insurer and
          -------
the issuers of the Mortgagor Bankruptcy Bond and the Performance Bond, as the context may require.

          Mortgage Loans:  The Mortgage Loans listed on the Mortgage Loan
          --------------
Schedule attached hereto.

          Mortgage Loan Schedule:  The list of Mortgage Loans transferred on the
          ----------------------
Delivery Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Schedule I.

          Mortgage Rate:  The interest rate on a Mortgage Loan.
          -------------

          Optional Termination:  The repurchase of the Mortgage Loans by the
          --------------------
Depositor pursuant to Section 14.01.

          Optional Termination Date:  The Distribution Date fixed by the
          -------------------------
Depositor for the repurchase of the Mortgage Loans pursuant to Article XIV.

          Pass-Through Rate:  The annual rate of interest set forth on the face
          -----------------
of the Certificates. Any monthly remittance of interest at such rate shall be based upon annual interest at such rate on the Principal Balance of the related Mortgage Loan divided by twelve.

          Performance Bond:  The performance letter issued by ____________, a
          ----------------
specimen of which is attached hereto as Exhibit E.

          Pool Insurance Policy:  The policy of mortgage pool insurance, naming
          ---------------------
the Trustee as loss payee, a specimen of which is attached hereto as Exhibit B or any replacement policy therefor obtained pursuant to Section 3.13.

          Repurchase Price:  The price, calculated as set forth in Section
          ----------------
14.01, to be paid by the Depositor in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination.

          Retained Yield:  The percentage rate per annum of the Principal
          --------------
Balance from time to time of each Mortgage Loan that is retained by the Depositor and payable out of each interest payment on a Mortgage Loan, which percentage is set forth in Article XI and in the Mortgage Loan Schedule.

          Single Certificate:  A Certificate issued in a minimum Denomination
          ------------------
of $_______________ as set forth in Section 11.04.

          Special Hazard Insurance Policy:  The policy of special hazard
          -------------------------------
insurance, naming the Trustee as loss payee, a specimen of which is attached as Exhibit C to this Agreement or any replacement policy obtained pursuant to
Section 3.14.

          Special Hazard Insurer:  The insurer named in Article XI or the named
          ----------------------
insurer in any replacement policy obtained pursuant to Section 3.14.

          Substitute Mortgage Loan:  A Mortgage Loan substituted by the
          ------------------------
Depositor or the related Servicer for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance), not in excess of
the Principal Balance of the Deleted Mortgage Loan [and not less than [    %] of
Principal Balance of the Deleted Mortgage Loan] (the amount of any shortage will be deposited by the Depositor or the Servicer in the Certificate Account and distributed by the Master Servicer to Certificateholders in the month of substitution); (ii) have a Mortgage Rate not less than the Mortgage Rate of the
Deleted Mortgage Loan but not greater than [    %] in excess of the Mortgage
Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not
greater than [    ] years and not greater than [    ]  years less than the
remaining term of the Deleted Mortgage Loan; and (iv) comply with each representation and warranty set forth in Section 2.04 or in the related Warranty and Servicing Agreement.

          Trust Fund:  The corpus of the trust created by this Agreement
          ----------
consisting of (i) the Mortgage Loans described in the Mortgage Loan Schedule, exclusive of the Retained Yield, (ii) all distributions thereon payable after the Cut-off Date, other than as provided herein, (iii) property that secured a Mortgage Loan and has been acquired by foreclosure or deed in lieu of foreclosure, (iv) amounts remitted from time to time to the Master Servicer and held from time to time by the Master Servicer in the Certificate Account, net of the amounts payable to the Master Servicer, as provided in this Agreement, (v) the rights of the Certificateholders in the Primary Insurance Policies, the Pool Insurance Policy, the Special Hazard Insurance Policy and any other insurance policies with respect to the Mortgage Loans, (vi) the rights of the Certificateholders in the Mortgagor Bankruptcy Bond and the proceeds thereof,
(vii) the rights of the Certificateholders in the Performance Bond and the proceeds thereof and (viii) the Depositor's rights under the Warranty and Servicing Agreements with respect to the Mortgage Loans included in the Trust Fund.

          Voting Rights:  The portion of the aggregate voting rights of all the
          -------------
Certificates, evidenced by a Certificate, which is obtained by dividing the Denomination of such Certificate by the aggregate Denominations of all of the Certificates.

                                  ARTICLE XIII

                           PAYMENTS AND STATEMENTS TO
                               CERTIFICATEHOLDERS

SECTION 13.01.  Certificate Account.
                -------------------

          The Master Servicer shall, prior to the Delivery Date, establish and maintain, in the name of the Trustee on behalf of the Certificateholders, the Certificate Account, into which the Master Servicer shall deposit not later than each Distribution Date, the amounts specified in Section 3.08. All distributions to be made from time to time to the Certificateholders out of funds in the Certificate Account shall be made by the Master Servicer.

SECTION 13.02.  Distributions.
                -------------

          Subject to Sections 9.01 and 14.02 respecting the final distribution, on each Distribution Date, the Master Servicer shall distribute from the Certificate Account to each Certificateholder of record on the related Record Date, the amount to be distributed to such Certificateholder pursuant to the respective Certificate or Certificates held by such Certificateholder. Such distribution shall be made by check mailed on the Distribution Date to the address of each Certificateholder appearing in the Certificate Register, except that, with respect to any Holder eligible for wire transfer, as provided in
Section 11.15, distributions shall be made on the Distribution Date by wire transfer in immediately available funds, provided that such Certificateholder, not less than two Business Days prior to the related Distribution Date, shall have furnished the Master Servicer with appropriate wiring instructions. Distributions may also be made by such other means of payment as to which each Certificateholder and the Master Servicer shall agree.

SECTION 13.03.   Monthly Statements to Certificateholders.
                 ----------------------------------------

          Prior to or concurrently with each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Master Servicer shall cause to be forwarded by mail to each Certificateholder and to the Trustee a statement setting forth:

           (i) the amount of such distribution representing principal on the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments including therein, and the portion of such distribution, if any, representing an Advance of principal;

           (ii) the amount of such distribution representing interest on the Mortgage Loans and the portion of such distribution, if any resenting an Advance of interest;

           (iii) the amount of servicing compensation received by the Servicers and the Master Servicer with respect to the monthly period preceding the related Distribution Date and such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns.

           (iv) the amount of Retained Yield and the Administrative Fee paid to the Depositor;

           (v) the aggregate Principal Balance of the Mortgage Loans on the Due Date of the month of such distribution, after giving effect to payments on the Mortgage Loans due on the Due Date and distributed to Certificateholders on the Distribution Date;

           (vi) the book value of any collateral acquired on behalf of Certificateholders through foreclosure or grant of deed in lieu of foreclosure or otherwise of any Mortgage Loan;

           (vii)  the number and aggregate Principal Balance of Mortgage Loans
(1) more than 30 days delinquent; (2) more than 60 days delinquent and (3) in foreclosure as of the close of business on a date not earlier than the Due Date; and

           (viii) the amount of coverage remaining under the Pool Insurance Policy, the Special Hazard Insurance Policy and the Mortgagor Bankruptcy Bond after giving effect to any amount with respect thereto distributed to Certificateholders on the Distribution Date.

          In the case of information furnished pursuant to clauses (i) through
(iv) above, the amounts shall be expressed as a dollar amount per Single Certificate.

          Upon reasonable advance notice in writing, the Master Servicer shall provide to each Certificateholder that is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholders to comply with applicable regulations of the Federal Home Loan Bank Board or other regulatory authorities with respect to their investment in the Certificates; provided, however, that the Master Servicer shall be entitled to be reimbursed
- --------  -------
by such Certificateholders for the actual expenses incurred by the Master Servicer in providing such reports and access.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (i) through (iv) of this Section 13.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time in effect.


                                  ARTICLE XIV

                                 OPTIONAL TERMINATION

 SECTION 14.01.  Repurchase at the Option of the Depositor.
                 -----------------------------------------

          To the extent specified in Article XI, the Mortgage Loans included in the Trust Fund shall be subject to repurchase at the option of the Depositor as permitted herein on any Optional Termination Date at the Repurchase Price specified herein.

          Unless otherwise specified in Article XI, the Repurchase Price for any such Optional Termination shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon at the Pass-Through Rate through the last day of the month of such repurchase, plus the appraised value of any property acquired in respect thereof. The right of the Depositor to repurchase the Mortgage Loans is conditioned on the Depositor's having previously given notice of termination as required by Section 14.02.

 SECTION 14.02.  Procedure Upon Optional Termination.
                 -----------------------------------

          (a) In case of any Optional Termination pursuant to Section 14.01, the Depositor shall, at least 20 days prior to the date notice is to be mailed to the Certificateholders (unless a shorter period shall be satisfactory to the Master Servicer and the Trustee), notify the Master Servicer and the Trustee of such Optional Termination Date, and of the Repurchase Price of the Mortgage Loans to be repurchased.

          (b) Any repurchase by the Depositor of the Mortgage Loans shall be made on the Optional Termination Date by deposit of the Repurchase Price into the Certificate Account on or before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Master Servicer certifying as to the deposit of the Repurchase Price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request of the Depositor and at the expense of the Depositor, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Depositor to vest title in the Mortgage Loans so repurchased to the Depositor and shall transfer or deliver or shall cause the applicable Custodian to transfer or deliver to the Depositor or its designee the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee or the Master Servicer subsequent to the Optional Termination Date shall be promptly remitted by it to the Depositor.

          (c) Notice of any Optional Termination pursuant to the provisions of this Article XIV, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Master Servicer by first class mail to Holders of the Certificates mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of the Certificates at the office or agency of the Master Servicer therein designated, (B) the amount of such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Master Servicer maintained for such purposes (the address of which shall be set forth in such notice). The Master Servicer shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon deposit in the Certificate Account on the applicable Distribution Date of an amount equal to the Repurchase Price pursuant to Section 14.01 and presentation and surrender of the Certificates, the Master Servicer shall cause to be distributed to Holders of Certificates an amount equal to the Repurchase Price. Payments received by the Master Servicer with respect to the Mortgage Loans in excess of the Repurchase Price, after giving effect to any amounts to be retained or distributed by it pursuant to Section 3.12, shall be promptly remitted by the Master Servicer to the Depositor.


                                   ARTICLE XV

                                 MISCELLANEOUS

 SECTION 15.01.  Standard Terms.
                 --------------

          The Standard Terms attached hereto is hereby incorporated herein by reference, to the extent specified herein, and hereby forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein shall conflict or be inconsistent with any term or provision contained in the Standard Terms, the terms and provisions of this Reference Agreement shall govern.

 SECTION 15.02.  Ratification of Standard Terms.
                 ------------------------------

          As incorporated by reference into this Reference Agreement, the Standard Terms is in all respects ratified and confirmed, and the Standard Terms and this Reference Agreement shall be read, taken and construed as one and the same instrument.

 SECTION 15.03.  Amendment.
                 ---------

          In addition to the amendments permitted by Section 10.01, this Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no
                                                      --------  -------
such amendment may, without the consent of the Holders of Certificates evidencing 100% of the Voting Rights of the Certificates: (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed with respect to any Certificate, or (ii) reduce the aforesaid percentages of Certificates, the Holders of which are required to consent to any such amendments.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

 SECTION 15.04.  Counterparts.
                 ------------

          For the purpose of facilitating the recordation of this Reference Agreement as herein provided and for other purposes, this Reference Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

 SECTION 15.05.  Governing Law.
                 -------------

          This Reference Agreement shall be construed in accordance with and
governed by the substantive laws of the [State of New York] [State of      ]
applicable to agreements made and to be performed in the [State of New York]
[State of            ] and the obligations, rights and remedies of the parties
hereto and of the Certificateholders shall be determined in accordance with such laws.

 SECTION 15.06.  Recordation of Agreement.
                 ------------------------

          This Reference Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the [Depositor] or upon direction by the Trustee, but only upon direction by the Trustee accompa nied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

 SECTION 15.07.  Severability of Provisions.
                 --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason, whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Reference Agreement or of the Certificates or the rights of the Holders thereof.

          IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                                            ASSET BACKED SECURITIES
                                            CORPORATION, as Depositor


                                            By:____________________________
                                                Name:
                                                Title:
[SEAL]

ATTEST:


                                            [TRUSTEE NAME], as Trustee


                                            By:____________________________
                                                Name:
                                                Title:
[SEAL]

ATTEST:

                                            [MASTER SERVICER NAME], as Master
                                            Servicer


                                            By:___________________________
                                                Name:
                                                Title:
[SEAL]

ATTEST:

STATE OF NEW  YORK  )
                    )   ss.:
COUNTY OF NEW YORK  )

          On this ________ day of _____________, 19__, before me personally appeared ______________________, to me known, who being by me duly sworn, did depose and say that he resides at ___________________, that he is the ______________________ of Asset Backed Securities Corporation, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                  __________________________
                                                        Notary Public

[NOTARIAL SEAL]



STATE OF NEW  YORK  )
                    )   ss.:
COUNTY OF NEW YORK  )

          On this ________ day of ____________, 19__, before me personally appeared ______________________, to me known, who being by me duly sworn, did depose and say that he resides at ___________________, that he is the ______________________ of [Trustee Name], the banking corporation described in and which executed the above instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said banking corporation; and that he signed his name thereto by like order.

                                                  __________________________
                                                        Notary Public

[NOTARIAL SEAL]

STATE OF NEW  YORK  )
                    )   ss.:
COUNTY OF NEW YORK  )

          On this ________ day of ___________, 19__, before me personally appeared ______________________, to me known, who being by me duly sworn, did depose and say that he resides at ___________________, that he is the ______________________ of [Master Servicer Name], one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                  _________________________
                                                        Notary Public

[NOTARIAL SEAL]

                                                                       EXHIBIT A
                         [Form of Face of Certificate]

          PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE MONTHLY AS SET FORTH HEREIN; ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THE MORTGAGE LOANS AT ANY TIME MAY BE LESS THAN THE PRINCIPAL AMOUNT SET FORTH ON THIS CERTIFICATE. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ASSET BACKED SECURITIES CORPORATION OR OF ANY OF ITS AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT.

             CONDUIT MORTGAGE PASS-THROUGH CERTIFICATES, SERIES ___
                           ______% PASS-THROUGH RATE

evidencing an undivided interest in a trust fund consisting of certain conventional mortgage loans transferred by


                      ASSET BACKED SECURITIES CORPORATION
                     ______________________________________

[The following information is provided solely for purposes of applying federal income tax original issue discount ("OID") rules to this instrument:

OID: _____%
ISSUE DATE: ___________, 19__
YIELD (ASSUMING NO PREPAYMENTS): ____%
SHORT ACCRUAL PERIOD YIELD COMPUTATION:  EXACT
OID ALLOCABLE TO SHORT ACCRUAL PERIOD: ____%
CUSIP:       _________________
ISSUE PRICE: _________________%]

Certificate No. _______________    $________________ DENOMINATION

First Distribution            Final Scheduled
Date: ______, 19__            Distribution Date: _________, 19__

          THIS CERTIFIES THAT _____________ is the registered owner of the pro rata undivided interest obtained by dividing the Denomination set forth above by the aggregate Denominations of all the Certificates in the Trust Fund referred to below consisting of certain mortgage loans (the "Mortgage Loans") sold to the Trust by Asset Backed Securities Corporation (the "Depositor"), exclusive of a portion of the interest payable on each Mortgage Loan the ownership of which has been retained by the Depositor (the "Retained Yield"), and certain related property transferred to the Trust by the Depositor. The Trust Fund was created pursuant to the Standard Terms and Provisions of Pooling and Servicing, dated as
of [        ], 199[ ] (the "Standard Terms") and the Reference Agreement, dated
as of [        ], 199[ ] (the "Reference Agreement" and,
together with the Standard Terms, the "Agreement") each among the Depositor, [Master Servicer Name], as master servicer (the "Master Servicer") and [Trustee Name], as trustee (the "Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The aggregate Principal Balance of the Mortgage Loans
included in the Trust Fund as of [        ], 199[  ] (the "Cut-off Date"),
exclusive of payments due on or before such date, was $____________. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate and the Agreement set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

Date:

                                                    [TRUSTEE NAME], as Trustee

                                                    By:_________________________
                                                        Name:
                                                        Title:
[SEAL]

ATTEST

_____________________________
Authorized officer of
[Trustee Name]

[Form of Certificate of Authentication]

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT

        [TRUSTEE NAME]
- --------------------------------
          REGISTRAR

By:_____________________________
        AUTHORIZED OFFICER

                        [FORM OF REVERSE OF CERTIFICATE]

                      ASSET BACKED SECURITIES CORPORATION
           CONDUIT MORTGAGE PASS-THROUGH CERTIFICATES, SERIES ______
                            ____% PASS-THROUGH RATE


          This Certificate is one of a duly authorized issue of Certificates of Asset Backed Securities Corporation designated as its Conduit Mortgage Pass-Through Certificates, Series ___, ____% Pass-Through Rate (the "Certificates') issued under and subject to the terms, provisions and conditions of the Agreement. Reference is hereby made to the Agreement for a statement of the re spective rights thereunder of the Depositor, the Master Servicer, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents the undivided interest obtained by dividing the Denomination set forth on the face hereof by the aggregate Denomination of all Certificates in (i) the Mortgage Loans and the proceeds hereof payable after the Cut-off Date, net of any amounts payable to the Depositor, the Master Servicer and the Servicers in accordance with the provisions of the Agreement, (ii) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of the Retained Yield, the Administrative Fee and amounts payable to the Servicers, the Master Servicer and the Depositor, as provided in the Agreement, (iii) property acquired by foreclosure, deed in lieu of foreclosure or otherwise with respect to the Mortgage Loans and (iv) the interest of the Certificateholders in the Pool Insurance Policy, the Special Hazard Insurance Policy, the Mortgagor Bankruptcy Bond, the Performance Bond, and all proceeds thereof as provided in the Agreement (such Mortgage Loans, funds, property and interests are herein collectively called the "Trust Fund").

          The Master Servicer shall distribute on the [ ]th day of each month, or, if such [ ]th day is not a Business Day, the Business Day immediately
following such [  ]th day (the "Distribution Date"), commencing [        ],
199[ ], to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), an amount equal to the product of the undivided interest evidenced by this Certificate and the aggregate of (i) all previously undistributed payments or other receipts on account of principal (including Principal Prepayments, if any) and interest on the Mortgage Loans, exclusive of the Retained Yield, subject at any time to the Agreement, including any Liquidation Proceeds, received by the Master Servicer after the Cut-off Date as set forth on the face hereof, or received prior to the Cut-off Date but due thereafter, and prior to the Determination Date except: (a) payments that were due and payable on or before the Cut-off Date; (b) Principal Prepayments and Liquidation Proceeds and all proceeds of any Mortgage Loans or property acquired in respect thereof repurchased pursuant to Sections 2.02, 2.04, 2.05 and 9.01 of the Agreement received during the month of distribution and all related payments of interest representing interest for the month of distribution or any portion thereof; (c) payments, other than Principal Prepayments, that represent early receipt of scheduled payments of principal and interest due on or after the first day of the month of distribution; (d) late payments of principal or interest respecting which there are any unreimbursed Monthly Advances; (e) amounts representing reimbursement for certain losses and expenses, all as described in the Agreement; (f) that portion of each payment of interest on each Mortgage Loan in excess of interest at the Pass-Through Rate set forth above on the unpaid principal balance of such Mortgage Loan outstanding for the period for which such payment was received; and (g) to the extent specified in the Agreement, that portion of the Liquidation Proceeds of Mortgage Loans in excess of the unpaid principal balances thereof and unpaid interest thereon; and (ii) the Monthly Advance, if any, made by the Master Servicer for the related period. For the purposes hereof, amounts received by the Master Servicer in connection with the liquidation of Mortgage Loans through foreclosure, sale, deed in lieu of foreclosure or otherwise shall be deemed to be payments on account of principal of Mortgage Loans.

          Distributions on this Certificate will be made by the Master Servicer by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if eligible for wire transfer as set forth in Section 11.15 of the Agreement, by wire transfer in immediately available funds or by such other means of payment as the Holder hereof and the Master Servicer shall agree upon. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made, in the applicable manner described above, after due notice by the Master Servicer of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          As provided in the Agreement, deductions and withdrawals from the Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to the Certificateholders, such purposes including payment of the Retained Yield and Administrative Fee to the Depositor and reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66% of the Voting Rights of all the Certificates; provided, however, that no such amendment may, without the
                      --------  -------
consent of the Holders of all Certificates then outstanding, (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate, or (ii) reduce the aforesaid percentages of Certificates, the Holders of which are required to consent to any such amendments. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Master Servicer, the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates issued thereunder.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register maintained by the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained for that purpose by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Denomination and undivided interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only in registered form in minimum Denominations of $____________________ and integral multiples of $____________________ in excess thereof, and one Certificate may be issued in such Denomination as may be necessary to represent the remainder of the aggregate Principal Balance of the Mortgage Loans an the Cut-off Date. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of authorized Denominations evidencing a like aggregate undivided interest, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations, transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Certificate Registrar and the Trustee and any agent of the Master Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Certificate Registrar nor the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligation of the Master Servicer to provide for payments to Certificateholders pursuant to the Agreement) shall terminate upon the earlier of (a) the repurchase by the Depositor from the Trust Fund of all Mortgage Loans remaining in the Trust Fund and all property Acquired with respect thereto and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto and the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure of any Mortgage Loans and (ii) the distribution to Certificateholders of all amounts in the Certificate Account required to be distributed to them pursuant to the Agreement. Any such purchase by the Depositor will be made at a price equal to the aggregate outstanding Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon at the Pass Through Rate to the last day of the month of such repurchase, plus the appraised value of any property acquired in respect thereof. The Agreement permits, but does not require, the Depositor to make such purchase on any Distribution Date, subject to the condition that the aggregate Principal Balance of the Mortgage Loans at the time of purchase is less than to [10%] of the aggregate Princi pal Balance of the Mortgage Loans on the Cut-off Date. The exercise of such right will effect early retirement of the Certificates.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto_____________________________________________________________
_____________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee)

the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of a like Denomination and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________


Dated:___________________

Social Security or                            _________________________________
other Tax Identifica-                         Signature by or on behalf
cation No. of Assignee:                       of assignor (signature must
                                              be signed as registered)


__________________________                    _________________________________
                                              Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by wire transfer in immediately available funds to______________________________________________________________________
______________________________________________________________________________
the account of ___________________________________________________, account number __________________  or, if mailed by check, to _______________________.
This information is provided by the assignee named above, or its agent.

                                                                      Schedule I


                             MORTGAGE LOAN SCHEDULE


          [Each Mortgage Loan shall be identified by loan number, address of the mortgaged property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the Principal Balance at the time of its origination, (ii) the adjusted Principal Balance as of the Cut-off Date, (iii) the Mortgage Rate, (iv) the scheduled monthly payment of principal and interest,
(v) the first payment date, (vi) the original term, (vii) a code indicating whether the residential dwelling at the time of origination was represented to be a primary residence, a second or vacation home, or an investment property,
(viii) a code indicating whether the residential dwelling is a single family dwelling, a two-to-four family dwelling or a condominium unit in a high-rise or low-rise development, (ix) a code indicating the number of units in the residential dwelling, (x) the Loan-to-Value Ratio at origination and (xi) the Retained Yield.]

                                                                       EXHIBIT B


                    FORM OF CUSTODIAN INTERIM CERTIFICATION

                                     [date]


[Trustee Name], as Trustee
______________________________
______________________________

Attention:____________________

          Re: Custodial Agreement dated as of [ ], 199[ ] by and among [Trustee Name], as Trustee, Asset Backed Securities Corporation, as Depositor, [Master Servicer Name], as Master Servicer and [Custodian Name], as Custodian, Asset Backed Securities Corporation Conduit Mortgage Pass Through Certificates,
               Series [ ]
               -----------------------------------------------------------------


Ladies and Gentlemen:

               In accordance with Section 2.3(b) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based or examination, and only as to such documents, the information set forth in the Mortgage Loan Schedule with respect to such Mortgage Loan is correct.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                                  __________________________
                                                  as Custodian


                                                  By:_______________________
                                                  Title:____________________

                                                                       EXHIBIT C


                    FORM OF CUSTODIAN INTERIM CERTIFICATION

                                     [date]


[Trustee Name], as Trustee
_____________________________
_____________________________

Attention:___________________

          Re: Custodial Agreement dated as of [ ], 199[ ] by and among [Trustee Name], as Trustee, Asset Backed Securities Corporation, as Depositor, [Master Servicer Name], as Master Servicer and [Custodian Name], as Custodian, Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates,
               Series [ ]
               -----------------------------------------------------------------


Ladies and Gentlemen:

               In accordance with Section 2.3(b) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Replacement Mortgage Loan Schedule it has reviewed the Mortgage File and the Replacement Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Replacement Mortgage Loan; and (iii) based on examination, and only as to such documents, the information set forth in the Replacement Mortgage Loan Schedule with respect to such Mortgage Loan is correct.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                                  _________________________
                                                  as Custodian


                                                  By:______________________
                                                  Title:___________________

                                   EXHIBIT D

                          FORM OF CUSTODIAL AGREEMENT

          CUSTODIAL AGREEMENT (as amended and supplemented from time to time,
the "Agreement"), dated as of [        ], 199[  ], by and among [TRUSTEE NAME],
as trustee under the Pooling and Servicing Agreement referred to hereinbelow (the "Trustee"), ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as depositor under the Pooling and Servicing Agreement (the "Depositor"), [MASTER
SERVICER NAME], a [        ] corporation, as master servicer under the Pooling
and Servicing Agreement (the "Master Servicer"), and [CUSTODIAN NAME], as custodian hereunder (the "Custodian").


                         W I T N E S S E T H   T H A T:
                         - - - - - - - - - -   - - - -

          WHEREAS, the Depositor, the Master Servicer and the Trustee have
entered into a Reference Agreement dated as of [        ], 199[  ] (the
"Reference Agreement"), which incorporates by reference, to the extent provided therein, the Standard Terms and Provisions of Pooling and Servicing, dated as of
[        ], 199[  ] (the "Standard Terms," and, together with the Reference
Agreement, the "Pooling and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee, pursuant to which the Depositor shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, the Depositor's right, title and interest (to the extent provided in the Pooling and Servicing Agreement) in and to the Mortgage Loans identified in Schedule I attached hereto (the "Mortgage Loan Schedule"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

          Capitalized words and phrases used but not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                 ARTICLE II

                         Custody of Mortgage Documents

          Section 2.1.  Custodian to Act as Agent; Acceptance of Mortgage Files.
                        -------------------------------------------------------
The Custodian, as the duly appointed agent and bailee of the Trustee for these purposes, acknowledges receipt as of the Delivery Date of the following documents pertaining to each of the Mortgage Loans identified on Schedule I hereto:

          (a) the original Mortgage Note, endorsed by the Depositor without recourse to the Trustee in the following form: "Pay to the order of [Trustee
Name], as trustee under the Pooling and Servicing Agreement dated as of [     ],
199[ ], Asset Backed Securities Corporation, Conduit Mortgage Pass-Through Certificates, Series __, without recourse," with all intervening endorsements showing a complete chain of title from the originator to the Depositor;

          (b) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Depositor to be a true and complete copy of the original Mortgage submitted for recording;

          (c) an executed assignment (which may be included in a blanket assignment) of the Mortgage from the Depositor to "[Trustee Name], as trustee under the Pooling and Servicing Agreement dated as of ___________, 19__, Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series __________";

          (d) the original recorded assignment or assignments of the Mortgage showing a complete chain of title from the originator to the Depositor or, if any such Assignment has not been returned from the applicable public recording office, a copy of such assignment certified by the Depositor to be a true and complete copy of the original assignment submitted for recording;

          (e) the original policy of title insurance or, if such policy has not been delivered to the Depositor prior to the Delivery Date, an original binder of title insurance;

          (f) the original of each assumption, modification, written assurance or substitution agreement, if any; and

          (g) the original Primary Insurance Policy, if any.

          The Depositor shall, promptly upon receipt thereof, deliver to the
Custodian: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Depositor was delivered to the Custodian; (ii) the original recorded assignment of the Mortgage from the Depositor to the Trustee; and (iii) the original recorded assignment or assignments of the Mortgage showing a complete chain of title from the originator to the Depositor in those instances where copies thereof certified by the Depositor were delivered to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Mortgage or assignment after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian of a copy of such Mortgage or assignment certified by the public recording office to be a true and complete copy of the recorded original thereof. From time to time the Master Servicer may forward to the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan shall hereinafter be referred to as the "Mortgage File."

          Section 2.2.  Recordation of Assignments.  The Custodian shall
                        --------------------------
promptly cause to be recorded, at the expense of the Depositor in the appropriate public office for real property records, each assignment referred to in Section 2.1(c) above. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Depositor shall prepare a substitute assignment or cure such defect, as the case may be, and deliver such substitute assignment to the Custodian, which shall thereafter cause each such assignment to be duly recorded.

          Section 2.3.  Review of Mortgage Files.
                        ------------------------

          (a) On or prior to the Delivery Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit A evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Mortgage Loan Schedule.

          (b) Within 60 days of the Closing Date the Custodian shall ascertain that all documents required to be delivered to it are in its possession, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit B to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting each such Mortgage Loan is correct. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented, purpose or that they have actually been recorded or that they are other than that which they purport to be on their face.

          (c) Any Replacement Mortgage Loan delivered to the Custodian shall be delivered to the Custodian accompanied by the documents relating to such Replacement Mortgage Loan, as specified in Section 2.1 hereof, and in accordance with the provisions of Section 2.02, 2.04 or 2.05, as applicable. On the date of delivery of such Replacement Mortgage Loan (the "Subsequent Delivery Date"), the Custodian, upon review of the Mortgage File shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit C to the effect as to each Replacement Mortgage Loan listed in the Mortgage Loan Schedule with respect thereto (the "Replacement Mortgage Loan Schedule") (i) all documents required to be delivered to it pursuant to this Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Replacement Mortgage Loan Schedule respecting each such Replacement Mortgage Loan is correct. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose, that they have actually been recorded or that they are other than that which they purport to be on their face.

          (d) Prior to the first anniversary date of this Agreement the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files.

          Section 2.4.  Notification of Defects.  Upon discovery by the
                        -----------------------
Custodian of a defect with respect to a Mortgage File, the Custodian shall give prompt written notice specifying such defect to the Trustee.

          Section 2.5.  Release of Mortgage Files.  Upon (i) the payment in full
                        -------------------------
of any Mortgaged Loan, or (ii) the repurchase of any Mortgage Loan pursuant to
Section 2.02, 2.03(b), 2.04, 2.05, 2.06, 3.15 or 9.01 of the Pooling and
Servicing Agreement, or (iii) substitution of a re placement Mortgage Loan for a Deleted Mortgage Loan, and upon receipt by the Custodian of a certificate signed by a Servicing officer stating that all amounts required by the Pooling and Servicing Agreement in connection with such payment, repurchase or substitution have been deposited in the Certificate Account pursuant to Section 3.08 of the Pooling and Servicing Agreement, the Custodian shall promptly release the related Mortgage File to the related Servicer, Seller or the Master Servicer, as the case may be.

          From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian is hereby authorized to release to the Master Service the related Mortgage File upon receipt by the Custodian of a certificate signed by a Servicing Officer requesting possession of such Mortgage File and certifying as to the reason for such release. The Master Servicer shall cause each Mortgage File so released to be returned to the Custodian when the need there or by the Master Servicer no longer exists, unless: (i) the Mortgage Loan has been liquidated and the Liquidation Pro ceeds relating to the Mortgage Loan have been deposited in the Certificate Account; or (ii) the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing officer certifying as to the name and address of the Person to which such Mortgage File or such documents were delivered and the purpose or purposes of such delivery.

          Section 2.6.  Audit and Examination of Mortgage Files.  Upon
                        ---------------------------------------
reasonable notice to the Custodian, the Trustee, the Master Servicer, the Depositor or any agent of any of them will be permitted, during normal business hours, to examine the Mortgage Files, documents, records and other papers in possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

          Section 2.7.  Copies of Mortgage Files.  Upon the request of the
                        ------------------------
Trustee, the Master Servicer or the Depositor, the Custodian shall provide the Trustee, the Master Servicer or the

Depositor, as the case may be, with copies of the documents which constitute the Mortgage Files. The party requesting such copies shall pay all costs and expenses incurred by the Custodian in preparing such copies.


                                  ARTICLE III

                            Concerning the Custodian

          Section 3.1.  Duties of Custodian.  With respect to the Mortgage Note,
                        -------------------
the Mortgage and each assignment of Mortgage and other documents constituting the Mortgage File that are delivered to the Custodian or that at any time come into the possession of the Custodian, the Cus todian shall be the custodian for and the bailee of the Trustee, for the benefit of the Certificateholders, until the release of such Mortgage Loans in accordance with the provisions of Section
2.5 hereof. The Custodian shall hold all documents constituting each Mortgage File received by it for the exclusive use and benefit of the Trustee, on behalf of the Certificateholders, until such time as the Mortgage Loans held by it are released pursuant to the provisions of Section 2.5 and shall make dis position thereof only in accordance with the instructions furnished by the Trustee, except otherwise provided herein.

          In connection with its duties as Custodian, the Custodian shall have such duties and responsibilities as are specifically provided herein and in addition shall: (i) review the Mortgage Files, and the Mortgage Files with respect to any Replacement Mortgage Loan, as provided in Section 2.3, to determine whether the requirements of Section 2.3 are satisfied and accept Replacement Mortgage Loans in accordance with the provisions of such Sections 2.02, 2.04 or 2.05 of the Pooling and Servicing Agreement as applicable; (ii) segregate and maintain continuous custody of all documents, instruments and certificates constituting each Mortgage File that is received and held by it in accordance with the provisions of this Agreement in secure facilities in accordance with customary standards for such custody; (iii) subject to the provisions of this Agreement, hold the Mortgage Loans for the benefit of the Trustee, on behalf of the Certificateholders, and keep such Mortgage Loans free and clear of all liens, claims and encumbrances whatsoever arising out of or through claims of creditors of the Custodian; (iv) not release or deliver any of the Mortgage Loans, except as provided in this Agreement or in accordance with the direction of the Trustee; (v) record, or cause to be recorded, each assignment of Mortgage as required by, and in accordance with, the applicable provisions of this Agreement, (vi) execute such documents, instruments and assignments, and take such further action, as is necessary to vest title in the Sellers, the Servicers, the Master Servicer or the Depositor, as applicable, to the Mortgage Loans, to be released in accordance with the applicable provisions of this Agreement, in each case as required by, and in accordance with, the applicable pro visions of this Agreement; and (vii) do all such further acts and things with respect to the Mortgage Loans as are specifically provided for in this Agreement or as the Custodian may be instructed to do by the Trustee, in accordance with the terms of this Agreement.

          Section 3.2.  Indemnification.  The Trustee hereby agrees to indemnify
                        ---------------
and hold harmless the Custodian from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the

Custodian may incur or with which the Custodian may be threatened by reasons of its acting as Custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorneys' fees if counsel for the Custodian has been approved by the Trustee, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or shall constitute a willful breach of the Custodian's duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3.  Custodian May Own Certificates.  The Custodian in its
                        ------------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section 3.4.  Master Servicer to Pay Custodian's Fees and Expenses.
                        ----------------------------------------------------
The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to receive, reasonable, compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5.  Custodian May Resign; Trustee May Remove Custodian.  The
                        --------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving written notice thereof to the Depositor, the Master Servicer and the Trustee. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian or promptly appoint a successor custodian by written instrument, in duplicate, which instrument shall be delivered to the resigning Custodian and to the successor custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor custodian.

          The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor custodian hereunder. Any successor custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

          Any resignation or removal of the Custodian and intent of a successor custodian pursuant to any of provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor custodian. Upon its receipt of such notice, the Master Servicer shall notify each Seller or Servicer of the appointment and the identity of such successor Custodian. No successor custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

          Section 3.6.  No Adverse Interests.  By its acceptance of each
                        --------------------
Mortgage File, the Custodian covenants and warrants to the Depositor, the Master Servicer and Trustee that: (i) as of the Delivery Date the Custodian holds no adverse interest, by way of security or otherwise, in any Mortgage Loan and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest of the Custodian, by way of security or otherwise, in and to any Mortgage Loan, other than the Custodian's rights as Custodian hereunder.

          Section 3.7.  Merger or Consolidation of Custodian.  Any Person into
                        ------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.8.  Eligibility of the Custodian.  Any Custodian or
                        ----------------------------
successor custodian appointed pursuant to this Agreement shall be a depository institution subject to supervision or examination by a federal or state authority, have a combined capital and surplus of at least $10,000,000 and be qualified to do business in the jurisdiction in which it will hold any Mortgage File. If the Custodian publishes reports of condition at least annually pursuant to law or the requirements of the aforesaid supervising or examining authority, then for purposes of this Section, the combined capital and surplus of the Custodian shall be deemed to be its combined capital and surplus as set forth in its most recent published report of condition.

          If at any time the Custodian shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

          Section 3.9.  Insurance.  The Custodian shall, at its own expense
                        ---------
maintain in full force and effect at all times during the existence of this Agreement (1) fidelity insurance, (2) theft of documents insurance, (3) forgery insurance subject to deductibles and (4) errors and omissions insurance. All such insurance shall be in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by banks that act as custodians and with Insurance companies not objectionable to the Trustee.
The Custodian shall, upon written request, provide the Depositor, the Master Servicer or the Trustee with a copy of any policy or certificate of insurance required to be maintained by the Custodian pursuant to this Agreement. In the event that such insurance coverage is to be terminated, the Custodian shall give notice thereof to the Depositor, the Master Servicer and the Trustee and shall procure a substitute policy or policies of insurance coverage meeting the requirements set forth above.

                                  ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1.  Notices.  All notices, requests, consents and demands
                        -------
and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested,

          (a)    if to the Trustee, to:

                 [Trustee Name]
                 ________________________________
                 ________________________________
                 ________________________________
                 Attention:______________________;

          (b)    if to the Master Servicer, to:

                 [Master Servicer Name]
                 ________________________________
                 ________________________________
                 ________________________________
                 Attention:______________________;

          (c)    if to the Depositor, to:

                 Asset Backed Securities Corporation
                 Park Avenue Plaza
                 55 East 52nd Street
                 New York, New York 10055
                 Attention: Ms. Gina Hubbell,
                            Director and Vice President; and

          (d)    if to the Custodian, to:
                 ________________________________
                 ________________________________
                 ________________________________
                 Attention:______________________;

or to such other addresses as may hereafter be furnished by each party to each other party hereto.

          Section 4.2.  Amendments.  No modification or amendment of or
                        ----------
supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and shall furnish the Custodian with written copies thereof.

          Section 4.3.  Governing Law.  This Agreement shall be deemed a
                        -------------
contract made under the laws of the State of ______________ and shall be construed and enforced in accordance with and governed by the laws of the State of ______________ .

          Section 4.4.  Recordation of Agreement.  To the extent  permitted by
                        ------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          IN WITNESS WHEREOF, the Trustee, the Master Servicer, the Depositor and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed all as of the day and year first above written.

                                           [TRUSTEE NAME], as Trustee

                                           By:________________________________
                                               Name:
                                               Title:
[SEAL]

ATTEST:____________________
       Secretary

                                           [MASTER SERVICER NAME], as Master
                                           Servicer

                                           By:________________________________
                                               Name:
                                               Title:
[SEAL]

ATTEST:____________________
       Secretary

                                           ASSET BACKED SECURITIES
                                           CORPORATION, as Depositor

                                           By:________________________________
                                               Name:
                                               Title:
[SEAL]

ATTEST:____________________
       Secretary


                                           [CUSTODIAN NAME], as Custodian

                                           By:________________________________
                                               Name:
                                               Title:
[SEAL]

ATTEST:____________________
       Secretary

STATE OF       )
               )  ss.:
COUNTY OF      )

          On the ______ day of [        ], 199[  ] before me, a notary public in
and for said State, personally appeared________known to me to be a________of [Trustee Name], one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  __________________________
                                                        Notary Public

[SEAL]



STATE OF       )
               )  ss.:
COUNTY OF      )

          On the _____ day of [        ], 199[  ] before me, a notary public in
and for said State, personally appeared known to me to be a__________of [Master Servicer Name], one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  __________________________
                                                        Notary Public

[SEAL]

STATE OF       )
               )  ss.:
COUNTY OF      )

          On the _____ day of [        ], 199[  ] before me, a notary public in
and for said State, personally appeared_________, known to me to be a________of Asset Backed Securities Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it an behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  __________________________
                                                        Notary Public

[SEAL]



STATE OF       )
               )  ss.:
COUNTY OF      )

          On the _____ day of [        ], 199[  ] before me, a notary public in
and for said State, personally appeared _______________, known to me to be a _____________________ of [Custodian Name] one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                  __________________________
                                                        Notary Public

[SEAL]

                                                                       EXHIBIT D


                     FORM OF CUSTODIAN FINAL CERTIFICATION

                                     [date]


[Trustee Name], as Trustee
______________________________
______________________________

Attention:____________________

          Re: Custodial Agreement dated as of [ ], 199[ ] by and among [Trustee Name], as Trustee, Asset Backed Securities Corporation, as Depositor, [Master Servicer Name], as Master Servicer and [Custodian Name], as Custodian, Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series []
               -----------------------------------------------------------------


Ladies and Gentlemen:

               In accordance with Section 2.3(c) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received:

                  (i) the original recorded Mortgage, or a certified copy of the Mortgage in those instances where the public recording office retains the original; and

                  (ii) an original recorded assignment of the Mortgage from the Depositor to the Trustee together with the original recorded assignment or assignments of the Mortgage showing a complete chain of title from the originator to the Depositor, or a certified copy of such assignments in those instances where the public recording office retains the original.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                                  __________________________
                                                  as Custodian



                                                  By:_______________________
                                                  Title:____________________

                                                                       EXHIBIT A


                    FORM OF CUSTODIAN INITIAL CERTIFICATION

                                     [date]


[Trustee Name], as Trustee
________________________________
________________________________

Attention:______________________

          Re:  Custodial Agreement dated as of [        ], 199[  ] by and among
               [Trustee Name], as Trustee, Asset Backed Securities Corporation, as Depositor, [Master Servicer Name], as Master Servicer and [Custodian Name] as Custodian, Asset Backed Securities Corporation Conduit Mortgage Pass-Through Certificates, Series[ ]
               -----------------------------------------------------------------

Ladies and Gentlemen:

               In accordance with Section 2.3(a) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-referenced Custodial Agreement.


                                                  __________________________
                                                  as Custodian


                                                  By:_______________________
                                                  Title:____________________

                                                                      SCHEDULE 1
                                                                      ----------


                             MORTGAGE LOAN SCHEDULE